DOUBLE
Bounty
DAWN
POWERWASH

Earnings Release

Q1 FY 2024 Results
October 18, 2023

P&G

STRATEGY & FOCUS AREAS

INTEGRATED GROWTH STRATEGY

PORTFOLIO
PERFORMANCE DRIVES BRAND CHOICE
SUPERIORITY
TO WIN WITH CONSUMERS
PRODUCTIVITY
TO FUEL INVESTMENTS
CONSTRUCTIVE DISRUPTION
ACROSS OUR BUSINESS
ORGANIZATION
EMPOWERED • AGILE ACCOUNTABLE

AREAS OF FOCUS

SUPPLY CHAIN

ENVIRONMENTAL SUSTAINABILITY

DIGITAL ACUMEN

EMPLOYEE VALUE EQUATION

Q1 FY 2024 **HIGHLIGHTS**

Execution of our integrated strategy drove very strong results in the first quarter.

Organic sales grew 7%, driven by pricing and mix.

Top-line growth was broad based across business units, with each of our 10 product categories growing organic sales.

Global aggregate value share was up 40 basis points versus prior year, with 32 of our top 50 category/country combinations holding or growing share.

Core earnings per share grew 17% versus the prior year. On a currency neutral basis, core EPS increased 21%.

Q1 FY 2024 **RESULTS**

	Q1 FY '24
Organic Sales Growth	+7%
Organic Volume Growth	-1%
EPS Growth	+17%
Currency Neutral EPS Growth	+21%
Adjusted Free Cash Flow Productivity	97%

ORGANIC SALES GROWTH
Q1 FY 2024 RESULTS

- Pricing contributed 7 points to organic sales growth.
- Mix contributed 1 point.
- Organic volume declined 1 point.

7%
5%
7%
8%
7%
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23
Q1 FY '24

CORE EPS GROWTH
Q1 FY 2024 RESULTS

- Gross margin +460 basis points
- Operating margin +240 basis points
- Total productivity savings +210 basis points

-2%
-4%
3%
13%
17%
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23
Q1 FY '24

CURRENCY NEUTRAL CORE EPS GROWTH
Q1 FY 2024 RESULTS

- Gross margin ex-FX +520 basis points
- Operating margin ex-FX +340 basis points

7%
5%
13%
22%
21%
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23
Q1 FY '24

GLOBAL MARKET SHARES

TOP 50 Category/ Country Combinations
17
23
26
33
30
32
38
31
32
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
P3M
Grew/Held Value Share

Global P&G Monthly Value Share vs. Year Ago
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
FY'24

Share data through August 2023

Q1 FY 2024 RESULTS
BEAUTY SEGMENT

Organic Sales
5%
Organic Volume
0%
Net Earnings
-4%
Constant Currency
Net Earnings
3%

- **Topline:** +7% Pricing, -2% Mix, Flat Volume
- **Share:** Global Skin & Personal Care value share increased 0.6 points and Global Hair Care value share decreased 0.2 points versus year ago.
- **Net Earnings:** Sales growth and productivity savings more than offset by marketing investments and foreign exchange.

Q1 FY 2024 RESULTS
GROOMING SEGMENT

Organic Sales
9%
Organic Volume
-2%
Net Earnings
4%
Constant Currency Net Earnings
15%

- **Topline:** +9% Pricing, +1% Mix, -2% Volume
- **Share:** Global Grooming value share increased 0.3 points versus year ago.
- **Net Earnings:** Sales growth partially offset by negative gross margin mix, marketing investments and foreign exchange.

Q1 FY 2024 RESULTS
FABRIC & HOME CARE SEGMENT

Organic Sales
9%
Organic Volume
0%
Net Earnings
34%
Constant Currency Net Earnings
38%

- **Topline:** +8% Pricing, +1% Mix, Flat Volume
- **Share:** Global Fabric Care value share decreased 0.3 points and Global Home Care value share increased 1.1 points versus year ago.
- **Net Earnings:** Sales growth, productivity savings and lower commodities partially offset by marketing investments and foreign exchange.

Q1 FY 2024 RESULTS
HEALTH CARE SEGMENT

Organic Sales
10%
Organic Volume
2%
Net Earnings
12%
Constant Currency Net Earnings
11%

- **Topline:** +6% Pricing, +2% Mix, +2% Volume
- **Share:** Global Oral Care value share increased 0.2 points and Global Personal Health Care value share increased 1.1 points versus year ago.
- **Net Earnings:** Sales growth partially offset by marketing investments.

Q1 FY 2024 RESULTS
BABY, FEMININE & FAMILY CARE SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
7%
-3%
34%
41%

- **Topline:** +8% Pricing, +2% Mix, -3% Volume
- **Share:** Global Baby Care value share decreased 0.4 points, Global Feminine Care share increased 0.3 points and Global Family Care share decreased 0.5 points versus year ago.
- **Net Earnings:** Sales growth, productivity savings and lower commodities partially offset by marketing investments and foreign exchange.

FY 2024 GUIDANCE
SALES

- **Organic Sales Growth:** +4% to +5%
- **Net Sales Growth:** +2% to +4%
  - Includes a one to two percent negative impact from foreign exchange

	FY '24
Organic Sales Growth (Maintain)	**+4% to +5%**
Net Sales Growth (Update)	**+2% to +4%**

P&G

FY 2024 GUIDANCE
EARNING PER SHARE

- **Core and All-in EPS Growth:** +6% to +9%
  - Outlooking $0.8bn after-tax tailwind from commodities
  - Outlooking $1bn after-tax headwind from foreign exchange
  - Outlooking $0.2bn after-tax headwind from higher net interest expense
  - 7-point foreign exchange headwind results in constant currency EPS growth of +13% to +16%
- Core effective tax rate approximately 21% (update)

	FY '24	FY '23 Base Period EPS
Core EPS Growth (Maintain)	**+6% to +9%**	$5.90
All-in EPS Growth (Maintain)	**+6% to +9%**	$5.90

P&G

FY 2024 GUIDANCE
CASH GENERATION AND USAGE

Adjusted Free Cash Flow Productivity (Maintain)	**90%**
Capital Spending, % Sales (Update)	**~4.5%**
Dividends (Maintain)	**>$9bn**
Direct Share Repurchase (Maintain)	**$5 to $6bn**

P&G

FY 2024 GUIDANCE **SUMMARY**

METRIC	FY 2024 GUIDANCE
Organic Sales Growth	+4% to +5%
Net Sales Growth	+2% to +4%
Core EPS Growth	+6% to +9%
All-In EPS Growth	+6% to +9%
Currency Neutral EPS Growth	+13% to +16%
Core Effective Tax Rate	21%
Adjusted Free Cash Flow Productivity	90%
Capital Spending, % of Sales	~4.5%
Dividends	>$9bn
Direct Share Repurchase	$5 to $6bn

FY 2024 GUIDANCE

POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

- Significant deceleration of market growth rates
- Significant, additional currency weakness
- Significant commodity cost increases
- Major supply chain disruption or store closures
- Additional geo-political disruptions and economic volatility

P&G

ESG RESOURCES

ESG FOR INVESTORS WEBSITE – pginvestor.com/esg

- Climate
- Waste
- Water
- Nature
- TCFD
- SASB
- CDP
- GRI
- UN SDGs

- Equality & Inclusion
- Advocating for Equality
- Policies & Practices
- Community Impact
- Employee Representation
- Board Diversity
- EEO-1

- Commitment to Governance
- Risk Oversight & Committee Structure
- Proxy Statement
- Governance Policies
- Our Approach to Tax
- Corporate Structure

P&G

FORWARD LOOKING STATEMENTS

Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war (including the Russia-Ukraine War) or terrorism or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, privacy and data protection, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (17) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (18) the ability to manage the uncertainties, sanctions and economic effects from the war between Russia and Ukraine; and (19) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

The following provides definitions of the non-GAAP measures used in Procter & Gamble's October 18, 2023, earnings call, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these non-GAAP measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results.

The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors, as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation.

These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.

The following measures are provided:
1.	Organic sales growth — page 2
2.	Core EPS and currency-neutral Core EPS — page 2
3.	Core gross margin and currency-neutral Core gross margin — page 3
4.	Core operating margin and currency-neutral Core operating margin — page 3
5.	Adjusted free cash flow and adjusted free cash flow productivity — page 4

Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is also used in assessing the achievement of management goals for at-risk compensation.

Core EPS and currency-neutral Core EPS: Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per common share from continuing operations excluding items that are not judged by management to be part of the Company’s sustainable results or trends. Management views this non-GAAP measure as a useful supplemental measure of Company performance over time. This measure is also used in assessing the achievement of management goals for at-risk compensation. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. For the period covered in the following reconciliation tables, there are no reconciling items for Core EPS.

Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange.

Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and adjusted for transitional tax payments resulting from the U.S. Tax Act. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings adjusted as indicated. Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. This measure is used by management in making operating decisions, allocating financial resources and for budget planning purposes.

1. Organic sales growth:
Three Months Ended September 30, 2023	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	3%	3%	(1)%	5%
Grooming	6%	3%	—%	9%
Health Care	11%	(1)%	—%	10%
Fabric Care & Home Care	8%	1%	—%	9%
Baby, Feminine & Family Care	5%	2%	—%	7%
Total Company	6%	1%	—%	7%

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Q1 FY 2023	1%	6%	—%	7%
Q2 FY 2023	(1)%	6%	—%	5%
Q3 FY 2023	4%	4%	(1)%	7%
Q4 FY 2023	5%	4%	(1)%	8%

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2024 (Estimate)	+2% to +4%	+1% to +2%	+4% to +5%

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:
	Three Months Ended September 30
	2023	2022
Diluted Net EPS	$1.83	$1.57
Adjustments*	—	—
Core EPS	$1.83	$1.57
Percentage change vs. prior period Core EPS	17%
Currency Impact to Earnings	0.07
Currency-Neutral Core EPS	$1.90
Percentage change vs. prior period Core EPS	21%

* For the three months ended September 30, 2023, compared with the three months ended September 30, 2022, there were no adjustments to or reconciling items for diluted EPS.

Core EPS and Currency-Neutral Core EPS
Prior Quarters

	Q1 FY23	Q1 FY22	Q2 FY23	Q2 FY22	Q3 FY23	Q3 FY22	Q4 FY23	Q4 FY22
Diluted Net EPS	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33	$1.37	$1.21
Adjustments	—	—	—	—	—	—	—	—
Core EPS	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33	$1.37	$1.21
Percentage change vs. prior period	(2)%		(4)%		3%		13%
Currency Impact to Earnings	0.16		0.16		0.13		0.11
Currency-Neutral Core EPS	$1.73		$1.75		$1.50		$1.48
Percentage change vs. prior period Core EPS	7%		5%		13%		22%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Currency-neutral EPS
Guidance

Total Company	Diluted EPS Growth	Impact of FX	Currency-neutral EPS Growth
FY 2024 (Estimate)	+6% to +9%	+7%	+13% to +16%

3. Core gross margin and currency-neutral Core gross margin:
	Three Months Ended September 30
	2023	2022
Gross Margin	52.0%	47.4%
Adjustments*	—	—
Core Gross Margin	52.0%	47.4%
Basis point change vs. prior year Core gross margin	460
Currency Impact to Margin	0.6%
Currency-Neutral Core Gross Margin	52.6%
Basis point change vs prior year Core gross margin	520

* For the three months ended September 30, 2023, compared with the three months ended September 30, 2022, there were no adjustments to or reconciling items for gross margin.

4. Core operating margin and currency-neutral Core operating margin:
	Three Months Ended September 30
	2023	2022
Operating Margin	26.4%	24.0%
Adjustments*	—
Core Operating Margin	26.4%	24.0%
Basis point change vs. prior year Core operating margin	240
Currency Impact Margin	1.0%
Currency-Neutral Core Operating Margin	27.4%
Basis point change vs. prior year Core operating margin	340

* For the three months ended September 30, 2023, compared with the three months ended September 30, 2022, there were no adjustments to or reconciling items for operating margin.

5. Adjusted free cash flow and adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended September 30, 2023
Operating Cash Flow	Capital Spending	U.S. Tax Act Payments	Adjusted Free Cash Flow	Net Earnings	Adjusted Free Cash Flow Productivity
$4,904	$(925)	$422	$4,401	$4,556	97%